Exhibit 10.1

Execution Version

AMENDMENT TO COOPERATION AGREEMENT

This Amendment to Cooperation Agreement (this “Amendment”), dated and effective as of December 4, 2024, is entered into by and among Clear Channel Outdoor Holdings, Inc., a Delaware corporation (the “Company”), and the Persons identified as “Legion Parties” on the signature pages hereto (each, a “Legion Party” and, collectively, the “Legion Parties”). Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement (as defined below).

WHEREAS, the Company and the Legion Parties previously entered into that certain Cooperation Agreement, dated as of January 31, 2024 (the “Agreement”), with respect to certain matters relating to the Board of Directors of the Company (the “Board”) and certain other matters concerning the Company, as provided therein;

WHEREAS, pursuant to the Agreement, the Board appointed Raymond T. White (the “New Director”) as a director on the Board, and the New Director was subsequently elected at the Company’s 2024 Annual Meeting of Stockholders for a term to expire at the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”); and

WHEREAS, pursuant to Section 16 of the Agreement, the Company and the Legion Parties desire to extend the Agreement, as provided herein, which shall be effective from the date hereof, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of, and reliance upon, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Legion Parties agree as follows:

1. Amendments to the Agreement.

(a) Section 1(a) of the Agreement is amended to add the following sentence at the end thereof:

“The Company agrees that it shall nominate the New Director for election at the 2025 Annual Meeting and shall recommend and support the election of the New Director at the 2025 Annual Meeting in a manner consistent with its recommendation and support for the other nominees of the Company.”

(b) The definition of “Cooperation Period” in Section 18 of the Agreement is amended and restated in its entirety to read as follows:

““Cooperation Period” means the period commencing on the Effective Date and ending on the earlier of (x) 30 days prior to the director nomination deadline for the Company’s 2026 Annual Meeting of Stockholders pursuant to the Bylaws and (y) the date that is 120 days prior to the first anniversary of the 2025 Annual Meeting.”

(c) The contact information for the Legion Parties’ legal counsel, where copies of all notices, consents, requests, instructions, approvals, and other communications intended for the Legion Parties should be sent, as set forth in Section 7 of the Agreement is amended and restated in its entirety to read as follows:

“Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, New York 10019

Attention: Ryan Nebel

Email: rnebel@olshanlaw.com”

(d)  No Other Modifications. Except as expressly set forth herein, no other modification of the Agreement is intended to be effected by this Amendment, and the Agreement, as amended by this Amendment, and that certain Waiver and Consent re: Cooperation Agreement, dated and effective as of September 30, 2024, by and among the Company and the Legion Parties, shall remain in full force and effect. Each of the Legion Parties (including, without limitation, the New Director) acknowledges that the Resignation Letter remains in full force and effect, and this Amendment shall not amend or modify the Resignation Letter in any respect.

2. Representations and Warranties of the Company. The Company represents and warrants to the Legion Parties as follows: (a) the Company has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment and to consummate the transactions contemplated by this Amendment; (b) this Amendment has been duly and validly authorized, executed and delivered by the Company, constitutes a valid and binding obligation and agreement of the Company and, assuming the valid execution and delivery hereof by each of the other parties, is enforceable against the Company in accordance with its terms, except as enforcement of this Amendment may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles; and (c) the execution, delivery and performance of this Amendment by the Company does not, and will not, (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to the Company or (ii) result in any material breach or violation of, or constitute a material default (or an event which with notice or lapse of time or both could constitute a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which the Company is a party or by which it is bound.

3. Representations and Warranties of the Legion Parties. Each Legion Party represents and warrants to the Company as follows: (a) such Legion Party has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment and to consummate the transactions contemplated by this Amendment; (b) this Amendment has been duly and validly authorized, executed and delivered by such Legion Party, constitutes a valid and binding obligation and agreement of such Legion Party and, assuming the valid execution and delivery hereof by each of the other parties, is enforceable against such Legion Party in accordance with its terms, except as enforcement of this Amendment may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles; and (c) the execution, delivery and performance of this Amendment by such Legion Party does not, and will not, (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to such Legion Party or (ii) result in any breach or violation of, or constitute a default (or an event which with notice or lapse of time or both could constitute a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which such Legion Party is a party or by which it is bound.

4. Public Announcement. The Company shall file with the SEC a Current Report on Form 8-K disclosing its entry into this Amendment and including a copy of this Amendment as an exhibit thereto. The Company shall provide the Legion Parties and their counsel with a copy of such Form 8-K prior to its filing with the SEC and shall consider any timely comments of the Legion Parties and their Representatives. The Company acknowledges and agrees that the Legion Parties may file this Amendment as an exhibit to an amendment to Schedule 13D filed with the SEC disclosing their entry into this Amendment and including a copy of this Amendment as an exhibit thereto. The Legion Parties shall provide the Company and its counsel with a copy of such amendment to Schedule 13D prior to its filing with the SEC and shall consider any timely comments of the Company and its counsel. Neither of the Company or any of its Affiliates nor the Legion Parties or any of their Affiliates shall make any public statement regarding the subject matter of this Amendment or this Amendment until the termination of the Agreement, as amended by this Amendment, in accordance with Section 11 thereof without the prior written consent of the other party.

5. Miscellaneous. The provisions of Section 7, 8, 9, 10, 11, 13, 14, 15, 16 and 17 of the Agreement are incorporated by reference herein mutatis mutandis, and this Amendment shall be governed by, and construed in accordance with, such provisions.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized signatories of the parties as of the date hereof.

COMPANY:
CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
By:	/s/ Scott R. Wells
Name:	Scott R. Wells
Title:	President and Chief Executive Officer

[Signature Page to Amendment to Cooperation Agreement]

LEGION PARTIES:
LEGION PARTNERS, L.P. I
By: Legion Partners Asset Management, LLC
Investment Advisor
By:	/s/ Christopher S. Kiper
Name:	Christopher S. Kiper
Title:	Managing Director

LEGION PARTNERS, L.P. II

By: Legion Partners Asset Management, LLC
Investment Advisor

By:	/s/ Christopher S. Kiper
Name:	Christopher S. Kiper
Title:	Managing Director

LEGION PARTNERS SPECIAL OPPORTUNITIES, L.P. XVI

By: Legion Partners Asset Management, LLC
Investment Advisor

By:	/s/ Christopher S. Kiper
Name:	Christopher S. Kiper
Title:	Managing Director

LEGION PARTNERS, LLC

By: Legion Partners Holdings, LLC
Managing Member

By:	/s/ Christopher S. Kiper
Name:	Christopher S. Kiper
Title:	Managing Member

LEGION PARTNERS ASSET MANAGEMENT, LLC

By:	/s/ Christopher S. Kiper
Name:	Christopher S. Kiper
Title:	Managing Director

[Signature Page to Amendment to Cooperation Agreement]

LEGION PARTNERS HOLDINGS, LLC
By:	/s/ Christopher S. Kiper
Name:	Christopher S. Kiper
Title:	Managing Member

By:	/s/ Christopher S. Kiper
Name:	Christopher S. Kiper

By:	/s/ Raymond T. White
Name:	Raymond T. White

[Signature Page to Amendment to Cooperation Agreement]